UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 17, 2016

American CareSource Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1170 Peachtree Street NE, Suite 2350, Atlanta, Georgia 30309
(Address of Principal Executive Offices) (Zip Code)

(404) 465-1000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry into a Material Definitive Agreement.

On March 17, 2016, American CareSource Holdings, Inc. (the “Company”) finalized arrangements to reduce operating expenses related to the lease of its headquarters.

55 Allen Plaza Sublease

Effective March 17, 2016, ACSH Service Center, LLC (“ACSH”), a subsidiary of the Company, entered into an agreement (the “55 Allen Plaza Sublease”) with Skanska USA Building, Inc. (“Skanska”) to sublease from Skanska approximately 4,942 square feet of office space at 55 Allen Plaza, 55 Ivan Allen Jr. Boulevard, Atlanta, Georgia 30308. The term of the sublease is from March 16, 2016 through June 15, 2019, and ACSH has an option to extend the term of the sublease to April 30, 2020 upon nine months’ written notice to Skanska. The rent for the period of the sublease through February 28, 2017 is at a rate of $8,236.67 per month, and rent for subsequent annual periods (beginning March 1) increases by approximately 2.4% annually. The terms of the sublease are subordinate to the terms of a master lease between Skanska and TR 55 Allen Plaza LLC. The sublease is guaranteed by the Company.

The foregoing description of the 55 Allen Plaza Sublease is qualified in its entirety by reference to the provisions of the 55 Allen Plaza Sublease which shall be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Proscenium Sublease

Effective March 17, 2016, ACSH entered into an agreement (the “Proscenium Sublease”) with LeClair Ryan, PC (“LeClair Ryan”) to sublease to LeClair Ryan approximately 9,748 square feet of office space at The Proscenium, 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309. The term of the sublease is from March 16, 2016 through April 30, 2020. The rent for the period of the sublease from April 1, 2016 through September 30, 2016 is at a rate of $12,591.17 per month, rent from October 1, 2016 through March 31, 2017 is at a rate of $25,182.33, and rent for subsequent annual periods (beginning April 1) increases by approximately 2.9% annually. The terms of the sublease are subordinate to the terms of a master lease between ACSH and John Hancock Life Insurance Company (U.S.A.), which consented to the sublease on March 17, 2016.

The foregoing description of the Proscenium Sublease is qualified in its entirety by reference to the provisions of the Proscenium Sublease, which shall be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Item 2.03.            Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above under the caption “55 Allen Plaza Sublease” is incorporated by reference into this Item 2.03 .

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American CareSource Holdings, Inc.

Date: March 23, 2016	By:	/s/ Adam S. Winger
Name: Adam S. Winger
Title: President and Chief Executive Officer and Secretary